Exhibit 99.3

                                   SUMMARY OF NET INCOME (LOSS) BY SEGMENT

                                                                              Millions of Dollars
                                             ----------------------------------------------------------------------------
                                                               2002                                  2003
                                             ----------------------------------------------------------------------------
                                             1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                             ----------------------------------------------------------------------------
Income from Continuing Operations
  Before Accounting Change
U.S. E&P                                        155     280     306     415  1,156    676                            676
International E&P                               (13)     59     154     393    593    461                            461
-------------------------------------------------------------------------------------------------------------------------
Total E&P                                       142     339     460     808  1,749  1,137                          1,137
-------------------------------------------------------------------------------------------------------------------------

Midstream                                        12      12      11      20     55     31                             31
-------------------------------------------------------------------------------------------------------------------------

U.S. R&M                                        (92)     73      44     113    138    257                            257
International R&M                                 5      (5)     13      (8)     5    114                            114
-------------------------------------------------------------------------------------------------------------------------
Total R&M                                       (87)     68      57     105    143    371                            371
-------------------------------------------------------------------------------------------------------------------------

Chemicals                                       (11)      7       3     (13)   (14)   (23)                           (23)

Emerging Businesses                              (5)     (3)   (262)    (40)  (310)   (34)                           (34)

Corporate and Other                            (149)   (111)   (343)   (322)  (925)  (212)                          (212)

-------------------------------------------------------------------------------------------------------------------------
Consolidated                                    (98)    312     (74)    558    698  1,270                          1,270
=========================================================================================================================

Cumulative Effect of Accounting Change
U.S. E&P                                          -       -       -       -      -    161                            161
International E&P                                 -       -       -       -      -    (15)                           (15)
-------------------------------------------------------------------------------------------------------------------------
Total E&P                                         -       -       -       -      -    146                            146
-------------------------------------------------------------------------------------------------------------------------

Midstream                                         -       -       -       -      -      -                              -
-------------------------------------------------------------------------------------------------------------------------

U.S. R&M                                          -       -       -       -      -     (1)                            (1)
International R&M                                 -       -       -       -      -      -                              -
-------------------------------------------------------------------------------------------------------------------------
Total R&M                                         -       -       -       -      -     (1)                            (1)
-------------------------------------------------------------------------------------------------------------------------

Chemicals                                         -       -       -       -      -      -                              -

Emerging Businesses                               -       -       -       -      -      -                              -

Corporate and Other                               -       -       -       -      -      -                              -

-------------------------------------------------------------------------------------------------------------------------
Consolidated                                      -       -       -       -      -    145                            145
=========================================================================================================================

Income (Loss) from Discontinued Operations
Corporate and Other                              (4)     39     (42)   (986)  (993)    22                             22
=========================================================================================================================


Net Income (Loss)
U.S. E&P                                        155     280     306     415  1,156    837                            837
International E&P                               (13)     59     154     393    593    446                            446
-------------------------------------------------------------------------------------------------------------------------
Total E&P                                       142     339     460     808  1,749  1,283                          1,283
-------------------------------------------------------------------------------------------------------------------------

Midstream                                        12      12      11      20     55     31                             31
-------------------------------------------------------------------------------------------------------------------------

U.S. R&M                                        (92)     73      44     113    138    256                            256
International R&M                                 5      (5)     13      (8)     5    114                            114
-------------------------------------------------------------------------------------------------------------------------
Total R&M                                       (87)     68      57     105    143    370                            370
-------------------------------------------------------------------------------------------------------------------------

Chemicals                                       (11)      7       3     (13)   (14)   (23)                           (23)

Emerging Businesses                              (5)     (3)   (262)    (40)  (310)   (34)                           (34)

Corporate and Other                            (153)    (72)   (385) (1,308)(1,918)  (190)                          (190)

-------------------------------------------------------------------------------------------------------------------------
Consolidated                                   (102)    351    (116)   (428)  (295) 1,437                          1,437
=========================================================================================================================

                                                                                                             Page 1 of 14


                                 INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES

                                                                           Millions of Dollars
                                             ----------------------------------------------------------------------------
                                                               2002                                  2003
                                             ----------------------------------------------------------------------------
                                             1st Qtr 2nd Qtr 3rd Qtr 4th Qtr  YTD  1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                             ----------------------------------------------------------------------------


Income from Continuing Operations
  Before Income Taxes
U.S. E&P                                        223     419     450     536  1,628  1,048                          1,048
International E&P                               167     260     555     949  1,931  1,280                          1,280
-------------------------------------------------------------------------------------------------------------------------
Total E&P                                       390     679   1,005   1,485  3,559  2,328                          2,328
-------------------------------------------------------------------------------------------------------------------------

Midstream                                        20      20      23      35     98     51                             51
-------------------------------------------------------------------------------------------------------------------------

U.S. R&M                                       (140)    118      75     175    228    411                            411
International R&M                                 5      (5)     19     (25)    (6)   150                            150
-------------------------------------------------------------------------------------------------------------------------
Total R&M                                      (135)    113      94     150    222    561                            561
-------------------------------------------------------------------------------------------------------------------------

Chemicals                                       (18)      3      (1)    (16)   (32)   (44)                           (44)

Emerging Businesses                              (8)     (5)   (274)    (62)  (349)   (51)                           (51)

Corporate and Other                            (198)   (153)   (535)   (471)(1,357)  (280)                          (280)

-------------------------------------------------------------------------------------------------------------------------
Consolidated                                     51     657     312   1,121  2,141  2,565                          2,565
=========================================================================================================================


Income from Continuing Operations
  Effective Tax Rates
U.S. E&P                                       30.5%   33.2%   32.0%   22.6%  29.0%  35.5%                          35.5%
International E&P                             107.8%   77.3%   72.3%   58.6%  69.3%  64.0%                          64.0%
-------------------------------------------------------------------------------------------------------------------------
Total E&P                                      63.6%   50.1%   54.2%   45.6%  50.9%  51.2%                          51.2%
-------------------------------------------------------------------------------------------------------------------------

Midstream                                      40.0%   40.0%   52.2%   42.9%  43.9%  39.2%                          39.2%
-------------------------------------------------------------------------------------------------------------------------

U.S. R&M                                       34.3%   38.1%   41.3%   35.4%  39.5%  37.5%                          37.5%
International R&M                               0.0%    0.0%   31.6%   68.0% 183.3%  24.0%                          24.0%
-------------------------------------------------------------------------------------------------------------------------
Total R&M                                      35.6%   39.8%   39.4%   30.0%  35.6%  33.9%                          33.9%
-------------------------------------------------------------------------------------------------------------------------

Chemicals                                      38.9% -133.3%  400.0%   18.8%  56.3%  47.7%                          47.7%

Emerging Businesses                            37.5%   40.0%    4.4%   35.5%  11.2%  33.3%                          33.3%

Corporate and Other                            24.7%   27.5%   35.9%   31.6%  31.8%  24.3%                          24.3%

-------------------------------------------------------------------------------------------------------------------------
Consolidated                                  292.2%   52.5%  123.7%   50.2%  67.4%  50.5%                          50.5%
=========================================================================================================================

                                                                                                             Page 2 of 14


                                     CERTAIN ITEMS AFFECTING NET INCOME (AFTER-TAX)

                                                                           Millions of Dollars
                                             ----------------------------------------------------------------------------
                                                               2002                                  2003
                                             ----------------------------------------------------------------------------
                                             1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                             ----------------------------------------------------------------------------
U.S. E&P
Asset sales                                       -       -      (5)      -     (5)     2                              2
Property impairments                              -      (3)     (5)      -     (8)     -                              -
Dry hole charges                                 (9)     (2)     (1)    (38)   (50)   (10)                           (10)
-------------------------------------------------------------------------------------------------------------------------
  Total                                          (9)     (5)    (11)    (38)   (63)    (8)                            (8)
-------------------------------------------------------------------------------------------------------------------------

International E&P
Asset sales                                       -       -       -      17     17     (1)                            (1)
Property impairments                             (7)     (2)      -     (14)   (23)   (11)                           (11)
Foreign currency transaction gains (losses)       2      (7)     (6)    (23)   (34)    10                             10
Dry hole charges                                 (2)     (7)     (1)    (48)   (58)    (2)                            (2)
-------------------------------------------------------------------------------------------------------------------------
  Total                                          (7)    (16)     (7)    (68)   (98)    (4)                            (4)
-------------------------------------------------------------------------------------------------------------------------

Total E&P                                       (16)    (21)    (18)   (106)  (161)   (12)                           (12)
-------------------------------------------------------------------------------------------------------------------------

Midstream
Asset sales                                       -       -       -       -      -      -                              -
Property impairments                              -       -       -       -      -      -                              -
-------------------------------------------------------------------------------------------------------------------------
  Total                                           -       -       -       -      -      -                              -
-------------------------------------------------------------------------------------------------------------------------

U.S. R&M
Asset sales                                       -       -       -       -      -      1                              1
Impairments and loss accruals                     -       -       -     (88)   (88)   (25)                           (25)
Mainentance turnaround expense                  (46)    (19)    (29)    (16)  (110)   (39)                           (39)
-------------------------------------------------------------------------------------------------------------------------
  Total                                         (46)    (19)    (29)   (104)  (198)   (63)                           (63)
-------------------------------------------------------------------------------------------------------------------------

International R&M
Asset sales                                       -       -       -       -      -      -                              -
Mainentance turnaround expense                    -       -       -      (1)    (1)    (1)                            (1)
Foreign currency transaction gains (losses)       3       2       3       1      9      1                              1
Impairments                                       -       -       -       -      -      -                              -
-------------------------------------------------------------------------------------------------------------------------
  Total                                           3       2       3       -      8      -                              -
-------------------------------------------------------------------------------------------------------------------------

Total R&M                                       (43)    (17)    (26)   (104)  (190)   (63)                           (63)
-------------------------------------------------------------------------------------------------------------------------

Chemicals
                                                  -       -       -       -      -      -                              -
-------------------------------------------------------------------------------------------------------------------------
  Total                                           -       -       -       -      -      -                              -
-------------------------------------------------------------------------------------------------------------------------

Emerging Businesses
Asset sales                                       -       -       -       -      -      -                              -
Foreign currency transaction gains (losses)       -       -       -       -      -     (1)                            (1)
-------------------------------------------------------------------------------------------------------------------------
  Total                                           -       -       -       -      -     (1)                            (1)
-------------------------------------------------------------------------------------------------------------------------

Corporate and Other
Discontinued operations
  Impairments and loss accruals                   -       -     (69) (1,008)(1,077)   (25)                           (25)
  Operating results                              (4)     39      27      22     84     47                             47
Asset sales                                       -       -       -       -      -      -                              -
Foreign currency transaction gains (losses)      (4)     12       5       8     21      1                              1
Merger-related expenses                          (2)     (1)   (221)    (83)  (307)   (27)                           (27)
Premium on early debt retirement                  -     (15)      -      (1)   (16)   (10)                           (10)
-------------------------------------------------------------------------------------------------------------------------
  Total                                         (10)     35    (258) (1,062)(1,295)   (14)                           (14)
-------------------------------------------------------------------------------------------------------------------------


The above financial information represents certain items of a recurring nature that are included in the reporting segments' net income. These items often result in variability in the company's revenues or expenses. Non-recurring items that may affect comparability between periods, such as the company's write-off of in-process research and development costs of $246 million in the third quarter of 2002, are not included above.

                                                                                                             Page 3 of 14

                                         CASH FLOW INFORMATION

                                                                           Millions of Dollars
                                             ----------------------------------------------------------------------------
                                                               2002                                  2003
                                             ----------------------------------------------------------------------------
                                             1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                             ----------------------------------------------------------------------------
DD&A (including property impairments)
  included in net cash provided by
  operating activities                          406     402     557   1,035  2,400    877                            877
=========================================================================================================================

Net Cash Provided by
  Operating Activities                          579     530   1,878   1,982  4,969  3,179                          3,179
-------------------------------------------------------------------------------------------------------------------------

Cash Flows from Investing Activities
  Capital expenditures and investments:
    E&P                                        (517)   (701)   (715) (1,343)(3,276)(1,012)                        (1,012)
    Midstream                                     -       -      (2)     (3)    (5)    (2)                            (2)
    R&M                                        (104)   (130)   (191)   (415)  (840)  (203)                          (203)
    Chemicals                                   (10)     (9)    (10)    (31)   (60)     -                              -
    Emerging Businesses                           -       -     (35)    (87)  (122)   (66)                           (66)
    Corporate and Other                         (14)    (34)     (7)    (30)   (85)   (26)                           (26)
-------------------------------------------------------------------------------------------------------------------------
      Total capital expend. & investments      (645)   (874)   (960) (1,909)(4,388)(1,309)                        (1,309)
  Acquisitions, net of cash acquired              -       -   1,242     (62) 1,180      -                              -
  Proceeds from asset dispositions               45      36      19     715    815    121                            121
  Long-term advances to affiliates and
    other investments                           (12)     14     (83)    (11)   (92)   (28)                           (28)
  Discontinued operations                       (12)    (12)    (23)    (52)   (99)   (17)                           (17)
-------------------------------------------------------------------------------------------------------------------------
Net Cash Used for Investing Activities         (624)   (836)    195  (1,319)(2,584)(1,233)                        (1,233)
-------------------------------------------------------------------------------------------------------------------------

Cash Flows from Financing Activities
  Net issuance (repayment) of debt              204     725  (1,432)   (587)(1,090)(1,556)                        (1,556)
  Redemption of preferred stock                   -    (300)      -       -   (300)     -                              -
  Dividends                                    (138)   (137)   (138)   (271)  (684)  (271)                          (271)
  Other                                           7      (7)   (131)    (15)  (146)    (3)                            (3)
-------------------------------------------------------------------------------------------------------------------------
Net Cash Provided by (Used for)
  Financing Activities                           73     281  (1,701)   (873)(2,220)(1,830)                        (1,830)
-------------------------------------------------------------------------------------------------------------------------

Net Change in Cash
  and Cash Equivalents                           28     (25)    372    (210)   165    116                            116
Cash and cash equivalents
  at beginning of period                        142     170     145     517    142    307                            307
-------------------------------------------------------------------------------------------------------------------------
Cash and Cash Equivalents
  at End of Period                              170     145     517     307    307    423                            423
=========================================================================================================================


                                                                                                             Page 4 of 14


                                               TOTAL E&P

                                                               2002                                  2003
                                             ----------------------------------------------------------------------------
                                             1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                             ----------------------------------------------------------------------------

E&P Net Income ($ Millions)                     142     339     460     808  1,749  1,283                          1,283
=========================================================================================================================

Production
Total, Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)                833     798   1,046   1,623  1,077  1,622                          1,622
-------------------------------------------------------------------------------------------------------------------------

Crude Oil and Condensate (MB/D)
  Consolidated                                  566     546     620     854    647    880                            880
  Equity affiliates                               5       4      44      87     35     55                             55
-------------------------------------------------------------------------------------------------------------------------
    Total                                       571     550     664     941    682    935                            935
=========================================================================================================================
Sales of crude oil produced (MB/D)              566     557     664     918    677    911                            911
-------------------------------------------------------------------------------------------------------------------------

Natural Gas Liquids (MB/D)                       37      34      43      70     46     67                             67
-------------------------------------------------------------------------------------------------------------------------

Natural Gas (MMCF/D)
  Consolidated                                1,349   1,286   1,982   3,529  2,043  3,605                          3,605
  Equity affiliates                               -       -       4      13      4     12                             12
-------------------------------------------------------------------------------------------------------------------------
    Total                                     1,349   1,286   1,986   3,542  2,047  3,617                          3,617
=========================================================================================================================

Canadian Syncrude (MB/D)                          -       -       8      22      8     17                             17
-------------------------------------------------------------------------------------------------------------------------

Industry Prices (Platt's)
Crude Oil ($/bbl)
  WTI spot                                    21.56   26.27   28.31   28.20  26.09  34.06                          34.06
  Brent dated                                 21.14   25.04   26.94   26.78  24.98  31.51                          31.51
Natural Gas--Henry Hub 1st of month ($/mcf)    2.34    3.38    3.16    3.97   3.21   6.58                           6.58
-------------------------------------------------------------------------------------------------------------------------

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated                                19.41   24.46   26.38   26.12  24.38  31.26                          31.26
  Equity affiliates                           15.86   21.06   20.29   17.50  18.41  20.97                          20.97
  Total                                       19.37   24.44   25.97   25.31  24.07  30.72                          30.72
-------------------------------------------------------------------------------------------------------------------------

Natural Gas Liquids ($/bbl)                   16.00   20.36   19.42   19.32  18.93  24.73                          24.73
-------------------------------------------------------------------------------------------------------------------------

Natural Gas ($/mcf)
  Consolidated                                 2.15    2.40    2.49    3.27   2.77   4.49                           4.49
  Equity affiliates                               -       -    1.78    3.00   2.71   4.82                           4.82
  Total                                        2.15    2.40    2.49    3.27   2.77   4.49                           4.49
-------------------------------------------------------------------------------------------------------------------------

Exploration Charges ($ Millions)
  Dry Holes                                      16      17       4     124    161     20                             20
  Lease Impairments                              93      16      15      22    146     20                             20
-------------------------------------------------------------------------------------------------------------------------
    Total Non-Cash Charges                      109      33      19     146    307     40                             40
  Other (G&G and Lease Rentals)                  54      34      66     131    285     76                             76
-------------------------------------------------------------------------------------------------------------------------
Total Exploration Charges                       163      67      85     277    592    116                            116
=========================================================================================================================

Depreciation, Depletion & Amortization
  Producing operations ($ millions)             274     278     398     666  1,616    657                            657
-------------------------------------------------------------------------------------------------------------------------

                                                                                                             Page 5 of 14

                                               U.S. E&P

                                                               2002                                  2003
                                             ----------------------------------------------------------------------------
                                             1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                             ----------------------------------------------------------------------------

U.S. E&P Net Income ($ Millions)                155     280     306     415  1,156    837                            837
=========================================================================================================================

 Alaska ($ Millions)                            123     223     246     278    870    525                            525
-------------------------------------------------------------------------------------------------------------------------
 Lower 48 ($ Millions)                           32      57      60     137    286    312                            312
-------------------------------------------------------------------------------------------------------------------------

Production
Total U.S. (MBOE/D)                             564     538     562     684    587    696                            696
-------------------------------------------------------------------------------------------------------------------------

Crude Oil and Condensate (MB/D)
  Alaska                                        353     339     310     323    331    337                            337
  Lower 48                                       33      31      38      58     40     60                             60
-------------------------------------------------------------------------------------------------------------------------
    Total                                       386     370     348     381    371    397                            397
=========================================================================================================================
Sales of crude oil produced (MB/D)              383     374     360     370    372    391                            391
-------------------------------------------------------------------------------------------------------------------------

Natural Gas Liquids (MB/D)*
  Alaska                                         27      25      21      24     24     25                             25
  Lower 48                                        1       1       9      21      8     19                             19
-------------------------------------------------------------------------------------------------------------------------
    Total                                        28      26      30      45     32     44                             44
=========================================================================================================================
 *Includes reinjection volumes sold lease-to-
  lease:                                         15      14      13      15     14     15                             15
-------------------------------------------------------------------------------------------------------------------------

Natural Gas (MMCF/D)
  Alaska                                        168     160     183     186    175    189                            189
  Lower 48                                      734     689     922   1,362    928  1,338                          1,338
-------------------------------------------------------------------------------------------------------------------------
    Total                                       902     849   1,105   1,548  1,103  1,527                          1,527
=========================================================================================================================

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Alaska
    North Slope                               13.58   18.96   20.42   21.10  18.42  25.95                          25.95
-------------------------------------------------------------------------------------------------------------------------
    West Coast                                18.72   24.40   25.83   26.43  23.75  31.47                          31.47
-------------------------------------------------------------------------------------------------------------------------
  Lower 48                                    18.86   24.53   26.87   26.00  24.48  31.48                          31.48
-------------------------------------------------------------------------------------------------------------------------
  Total U.S.                                  18.73   24.41   25.94   26.36  23.83  31.47                          31.47
-------------------------------------------------------------------------------------------------------------------------
                                                                                        .
Natural Gas Liquids ($/bbl)
  Alaska                                      18.67   24.40   25.68   26.48  23.48  31.32                          31.32
-------------------------------------------------------------------------------------------------------------------------
  Lower 48                                    12.75   16.74   14.62   16.17  15.66  21.91                          21.91
-------------------------------------------------------------------------------------------------------------------------
  Total U.S.                                  18.13   23.61   20.17   19.27  20.00  25.13                          25.13
-------------------------------------------------------------------------------------------------------------------------

Natural Gas ($/mcf)
  Alaska                                       2.13    1.80    1.58    1.95   1.85   1.97                           1.97
-------------------------------------------------------------------------------------------------------------------------
  Lower 48                                     1.99    2.56    2.65    3.43   2.79   5.47                           5.47
-------------------------------------------------------------------------------------------------------------------------
  Total U.S.                                   1.99    2.51    2.60    3.38   2.75   5.34                           5.34
-------------------------------------------------------------------------------------------------------------------------

Kenai, Alaska LNG Sales
  Volume (MMCF/D)                               117     114     128     128    122    130                            130
-------------------------------------------------------------------------------------------------------------------------
  Sales price per MCF                          4.00    3.74    4.21    4.30   4.07   4.38                           4.38
-------------------------------------------------------------------------------------------------------------------------

U.S. Exploration Charges ($ Millions)
  Dry Holes                                      14       3       1      61     79     16                             16
  Lease Impairments                              13      12      10      14     49     13                             13
-------------------------------------------------------------------------------------------------------------------------
    Total Non-Cash Charges                       27      15      11      75    128     29                             29
  Other (G&G and Lease Rentals)                  17      10      20      39     86     28                             28
-------------------------------------------------------------------------------------------------------------------------
Total U.S. Exploration Charges                   44      25      31     114    214     57                             57
=========================================================================================================================
Alaska Only                                      27      12      11      45     95     25                             25
-------------------------------------------------------------------------------------------------------------------------

Depreciation, Depletion & Amortization
  Producing operations ($ millions)
    Alaska                                      156     157     136     140    589    110                            110
    Lower 48                                     54      48      93     149    344    148                            148
-------------------------------------------------------------------------------------------------------------------------
      Total U.S.                                210     205     229     289    933    258                            258
=========================================================================================================================

                                                                                                             Page 6 of 14


                                        INTERNATIONAL E&P

                                                               2002                                  2003
                                             ----------------------------------------------------------------------------
                                             1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                             ----------------------------------------------------------------------------
International E&P
  Net Income (Loss) ($ Millions)                (13)     59     154     393    593    446                            446
=========================================================================================================================

Production
Total, Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)                269     260     484     939    490    926                            926
-------------------------------------------------------------------------------------------------------------------------

Crude Oil and Condensate (MB/D)
  Consolidated
    Norway                                      118     119     156     233    157    226                            226
    United Kingdom                               17      18      35      86     39     87                             87
    Canada                                        1       1      14      37     13     33                             33
    Nigeria                                      27      23      29      38     29     38                             38
    China                                        13      11      12      11     12     23                             23
    Other                                         4       4      26      68     26     76                             76
  Equity affiliates                               5       4      44      87     35     55                             55
-------------------------------------------------------------------------------------------------------------------------
  Total                                         185     180     316     560    311    538                            538
=========================================================================================================================
Sales of crude oil produced (MB/D)              183     183     304     548    306    520                            520
-------------------------------------------------------------------------------------------------------------------------

Natural Gas Liquids (MB/D)
  Norway                                          5       4       6       7      6      8                              8
  Canada                                          -       -       3      14      4     11                             11
  Other                                           4       3       4       4      4      4                              4
-------------------------------------------------------------------------------------------------------------------------
  Total                                           9       7      13      25     14     23                             23
=========================================================================================================================

Natural Gas (MMCF/D)
  Consolidated
    Norway                                      135     131     183     232    171    305                            305
    United Kingdom                              173     189     349     975    424  1,002                          1,002
    Canada                                       19      22     172     442    165    436                            436
    Indonesia                                     -       -      68     220     72    224                            224
    Other                                       120      95     105     112    108    111                            111
  Equity affiliates                               -       -       4      13      4     12                             12
-------------------------------------------------------------------------------------------------------------------------
    Total                                       447     437     881   1,994    944  2,090                          2,090
=========================================================================================================================

Canadian Syncrude (MB/D)                          -       -       8      22      8     17                             17
-------------------------------------------------------------------------------------------------------------------------

Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated
    Norway                                    21.04   24.49   27.19   26.35  25.21  32.72                          32.72
    United Kingdom                            21.21   24.14   26.88   25.98  25.33  30.11                          30.11
    Canada                                    20.03   24.85   27.20   21.26  22.87  28.40                          28.40
    Nigeria                                   21.14   24.95   27.51   26.97  25.37  31.80                          31.80
    China                                     19.57   25.27   26.31   29.64  25.03  28.87                          28.87
    Other                                     15.00   25.18   25.52   25.87  25.43  29.17                          29.17
  Equity affiliates                           15.86   21.06   20.29   17.50  18.41  20.97                          20.97
  Total                                       20.71   24.51   26.01   24.60  24.36  30.16                          30.16
-------------------------------------------------------------------------------------------------------------------------

Natural Gas Liquids ($/bbl)
  Norway                                      12.88   15.48   15.64   20.69  16.51  21.85                          21.85
  Canada                                          -       -   29.12   18.42  20.39  26.11                          26.11
  Other                                       12.58   13.29   13.74   20.51  15.29  23.40                          23.40
  Total                                       12.76   14.58   18.42   19.39  17.47  24.22                          24.22
-------------------------------------------------------------------------------------------------------------------------

Natural Gas ($/mcf)
  Consolidated
    Norway                                     3.22    3.02    3.16    3.33   3.20   3.66                           3.66
    United Kingdom                             3.18    2.55    2.22    3.20   2.92   3.55                           3.55
    Canada                                     2.23    2.21    2.32    3.37   3.03   5.42                           5.42
    Indonesia                                     -       -    4.18    4.11   4.12   4.66                           4.66
    Other                                      0.41    0.39    0.41    0.45   0.42   0.48                           0.48
  Equity affiliates                               -       -    1.78    3.00   2.71   4.82                           4.82
  Total                                        2.41    2.20    2.37    3.20   2.79   3.92                           3.92
-------------------------------------------------------------------------------------------------------------------------

International Exploration Charges ($ Millions)
  Dry Holes                                       2      14       3      63     82      4                              4
  Lease Impairments                              80       4       5       8     97      7                              7
-------------------------------------------------------------------------------------------------------------------------
    Total Non-Cash Charges                       82      18       8      71    179     11                             11
  Other (G&G and Lease Rentals)                  37      24      46      92    199     48                             48
-------------------------------------------------------------------------------------------------------------------------
Total International Exploration Charges         119      42      54     163    378     59                             59
=========================================================================================================================

Depreciation, Depletion & Amortization
  Producing operations ($ millions)              64      73     169     377    683    399                            399
-------------------------------------------------------------------------------------------------------------------------

                                                                                                             Page 7 of 14



                                                 R&M

                                                               2002                                  2003
                                             ----------------------------------------------------------------------------
                                             1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                             ----------------------------------------------------------------------------

R&M Net Income (Loss) ($ Millions)              (87)     68      57     105    143    370                            370
=========================================================================================================================

 United States ($ Millions)                     (92)     73      44     113    138    256                            256
-------------------------------------------------------------------------------------------------------------------------
 International ($ Millions)                       5      (5)     13      (8)     5    114                            114
-------------------------------------------------------------------------------------------------------------------------

Market Indicators
U.S. East Coast Crack Spread ($/bbl)           2.90    2.86    3.06    4.58   3.35   6.16                           6.16
U.S. Gulf Coast Crack Spread ($/bbl)           2.78    3.70    2.79    3.74   3.25   5.64                           5.64
U.S. Group Central Spread ($/bbl)              3.88    5.07    5.16    5.69   4.95   6.12                           6.12
U.S. West Coast Crack Spread ($/bbl)           9.67    9.53    8.58    8.40   9.04  12.79                          12.79
NW Europe Crack Spread ($/bbl)                 0.74    1.38    1.70    2.72   1.64   5.68                           5.68
-------------------------------------------------------------------------------------------------------------------------

Realized Margins
Refining Margin ($/bbl)
  U.S.                                          n/a     n/a     n/a    5.07    n/a   6.50                           6.50
  International                                 n/a     n/a     n/a    2.98    n/a   5.63                           5.63
-------------------------------------------------------------------------------------------------------------------------
Marketing Margin ($/gal)
  U.S.                                          n/a     n/a     n/a    0.04    n/a   0.04                           0.04
  International                                 n/a     n/a     n/a    0.16    n/a   0.17                           0.17
-------------------------------------------------------------------------------------------------------------------------

Depreciation, Depletion &
  Amortization ($ Millions)                     102      98     119     167    486    162                            162
-------------------------------------------------------------------------------------------------------------------------

Consolidated
EASTERN U.S.
Charge Barrels Input (MB/D)
Crude Oil                                       348     404     338     399    372    415                            415
Other Feed and Blending Stocks                   53      47      16      61     44     51                             51
-------------------------------------------------------------------------------------------------------------------------
  Total                                         401     451     354     460    416    466                            466
=========================================================================================================================
Percentage Utilization                           81%     94%     79%     93%    87%    97%                            97%
-------------------------------------------------------------------------------------------------------------------------

Refined Products Production (MB/D)
Gasoline                                        214     247     187     260    227    244                            244
Distillates                                     111     114      88     116    107    138                            138
Aviation Fuel                                    35      37      37      37     36     32                             32
Other                                            46      52      36      51     47     55                             55
-------------------------------------------------------------------------------------------------------------------------
  Total                                         406     450     348     464    417    469                            469
=========================================================================================================================

U.S. GULF COAST
Charge Barrels Input (MB/D)
Crude Oil                                       414     428     509     652    501    668                            668
Other Feed and Blending Stocks                   80      67      87     101     85    103                            103
-------------------------------------------------------------------------------------------------------------------------
  Total                                         494     495     596     753    586    771                            771
=========================================================================================================================
Percentage Utilization                           90%     92%     93%     91%    92%    93%                            93%
-------------------------------------------------------------------------------------------------------------------------

Refined Products Production (MB/D)
Gasoline                                        213     211     236     300    240    289                            289
Distillates                                     146     144     172     247    177    242                            242
Aviation Fuel                                    37      39      52      62     48     70                             70
Other                                           102     116     148     181    137    221                            221
-------------------------------------------------------------------------------------------------------------------------
  Total                                         498     510     608     790    602    822                            822
=========================================================================================================================

CENTRAL U.S.
Charge Barrels Input (MB/D)
Crude Oil                                       348     424     466     633    469    631                            631
Other Feed and Blending Stocks                   34      32      39      46     37     32                             32
-------------------------------------------------------------------------------------------------------------------------
  Total                                         382     456     505     679    506    663                            663
=========================================================================================================================
Percentage Utilization                           84%     98%     90%     92%    91%    92%                            92%
-------------------------------------------------------------------------------------------------------------------------

Refined Products Production (MB/D)
Gasoline                                        200     235     269     389    274    367                            367
Distillates                                      64      74      76     148     91    144                            144
Aviation Fuel                                    50      49      58      64     55     59                             59
Other                                            61      98      99      91     87     96                             96
-------------------------------------------------------------------------------------------------------------------------
  Total                                         375     456     502     692    507    666                            666
=========================================================================================================================
n/a = not available.

                                                                                                             Page 8 of 14


                                       R&M (continued)

                                                               2002                                  2003
                                             ----------------------------------------------------------------------------
                                             1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                             ----------------------------------------------------------------------------
WESTERN U.S.
Charge Barrels Input (MB/D)
Crude Oil                                       306     320     330     320    319    294                            294
Other Feed and Blending Stocks                   (3)     16      13      16     11      9                              9
-------------------------------------------------------------------------------------------------------------------------
  Total                                         303     336     343     336    330    303                            303
=========================================================================================================================
Percentage Utilization                           92%     96%     99%     96%    96%    88%                            88%
-------------------------------------------------------------------------------------------------------------------------

Refined Products Production (MB/D)
Gasoline                                        137     148     175     174    159    160                            160
Distillates                                      71      77      78      81     77     66                             66
Aviation Fuel                                    27      31      33      30     30     29                             29
Other                                            61      60      51      48     55     42                             42
-------------------------------------------------------------------------------------------------------------------------
  Total                                         296     316     337     333    321    297                            297
=========================================================================================================================

TOTAL UNITED STATES
Charge Barrels Input (MB/D)
Crude Oil                                     1,416   1,576   1,643   2,004  1,661  2,008                          2,008
Other Feed and Blending Stocks                  164     162     155     224    177    195                            195
-------------------------------------------------------------------------------------------------------------------------
  Total                                       1,580   1,738   1,798   2,228  1,838  2,203                          2,203
=========================================================================================================================
Percentage Utilization                           86%     95%     90%     93%    91%    93%                            93%
-------------------------------------------------------------------------------------------------------------------------

Refined Products Production (MB/D)
Gasoline                                        764     841     867   1,123    900  1,060                          1,060
Distillates                                     392     409     414     592    452    590                            590
Aviation Fuel                                   149     156     180     193    169    190                            190
Other                                           270     326     334     371    326    414                            414
-------------------------------------------------------------------------------------------------------------------------
  Total                                       1,575   1,732   1,795   2,279  1,847  2,254                          2,254
=========================================================================================================================

UNITED KINGDOM and IRELAND
Charge Barrels Input (MB/D)
Crude Oil                                        65      67     126     177    109    262                            262
Other Feed and Blending Stocks                    -       -      15      30     11     39                             39
-------------------------------------------------------------------------------------------------------------------------
  Total                                          65      67     141     207    120    301                            301
=========================================================================================================================
Percentage Utilization                           90%     92%     85%     58%    73%    86%                            86%
-------------------------------------------------------------------------------------------------------------------------

Refined Products Production (MB/D)
Gasoline                                         15      16      42      64     34     99                             99
Distillates                                      26      26      56      76     46    125                            125
Aviation Fuel                                     -       -       4       6      3     14                             14
Other                                            21      21      32      77     38     54                             54
-------------------------------------------------------------------------------------------------------------------------
  Total                                          62      63     134     223    121    292                            292
=========================================================================================================================

Equity Affiliates - Net Share
International*
Charge Barrels Input (MB/D)
Crude Oil                                         -       -      42     130     43    134                            134
Other Feed and Blending Stocks                    -       -       1       3      1      2                              2
-------------------------------------------------------------------------------------------------------------------------
  Total                                           -       -      43     133     44    136                            136
=========================================================================================================================
Percentage Utilization                            -       -      95%     95%    95%    98%                            98%
-------------------------------------------------------------------------------------------------------------------------

Refined Products Production (MB/D)
Gasoline                                          -       -      13      41     14     43                             43
Distillates                                       -       -      18      58     19     58                             58
Aviation Fuel                                     -       -       4       7      3     10                             10
Other                                             -       -       9      19      7     33                             33
-------------------------------------------------------------------------------------------------------------------------
  Total                                           -       -      44     125     43    144                            144
=========================================================================================================================

* Represents 18.75 percent interest in a refinery complex at Karlsruhe, Germany; 16.33 percent interest in two refineries in Kralupy and Litvinov, Czech
Republic; and 47 percent interest in a refinery at Melaka, Malaysia.

                                                                                                             Page 9 of 14



                                   R&M (continued)

                                                               2002                                  2003
                                             ----------------------------------------------------------------------------
                                             1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                             ----------------------------------------------------------------------------

Worldwide - Including Share of Equity Affiliates
Charge Barrels Input (MB/D)
Crude Oil                                     1,481   1,643   1,811   2,311  1,813  2,404                          2,404
Other Feed and Blending Stocks                  164     162     171     257    189    236                            236
-------------------------------------------------------------------------------------------------------------------------
  Total                                       1,645   1,805   1,982   2,568  2,002  2,640                          2,640
=========================================================================================================================
Percentage Utilization                           86%     95%     90%     89%    90%    92%                            92%
-------------------------------------------------------------------------------------------------------------------------

Refined Products Production (MB/D)
Gasoline                                        779     857     922   1,228    948  1,202                          1,202
Distillates                                     418     435     488     726    517    773                            773
Aviation Fuel                                   149     156     188     206    175    214                            214
Other                                           291     347     375     467    371    501                            501
-------------------------------------------------------------------------------------------------------------------------
  Total                                       1,637   1,795   1,973   2,627  2,011  2,690                          2,690
=========================================================================================================================

U.S. PETROLEUM PRODUCTS SALES (MB/D)*
Gasoline                                      1,084   1,159   1,195   1,478  1,230  1,331                          1,331
Distillates                                     439     424     449     692    502    600                            600
Aviation Fuel                                   162     185     219     172    185    164                            164
Other                                           398     341     350     403    372    500                            500
-------------------------------------------------------------------------------------------------------------------------
  Total                                       2,083   2,109   2,213   2,745  2,289  2,595                          2,595
=========================================================================================================================
 *2002 amounts restated.

INTERNATIONAL PETROLEUM PRODUCTS SALES (MB/D)
Gasoline                                         12      13      78     163     67    202                            202
Distillates                                      20      21      84     147     68    181                            181
Aviation Fuel                                     -       -       2       6      2      5                              5
Other                                            22      17      37      24     25     40                             40
-------------------------------------------------------------------------------------------------------------------------
  Total                                          54      51     201     340    162    428                            428
=========================================================================================================================

SPECIALTIES
Base Oil Production(MB/D)
United States - Equity Affiliate                  -       -       3      10      3     10                             10
-------------------------------------------------------------------------------------------------------------------------


Petroleum Coke Sales (MMT)*
  United States
    Fuel coke                                   297     311     500     565  1,673    683                            683
    Specialty coke                               56      57     196     292    601    276                            276
-------------------------------------------------------------------------------------------------------------------------

  International
    Fuel coke                                     -       -      12      54     66     57                             57
    Specialty coke                                -       -      68     180    248    176                            176
-------------------------------------------------------------------------------------------------------------------------


Finished Lubes Sales (MB/D)*
United States                                     8       9       9      10      9     10                             10
-------------------------------------------------------------------------------------------------------------------------

International                                     -       -       -       1      -      1                              1
-------------------------------------------------------------------------------------------------------------------------
 *Included in "Other" in the petroleum products sales statistics above.
                                                                                                            Page 10 of 14



                                            MIDSTREAM

                                                               2002                                  2003
                                             ----------------------------------------------------------------------------
                                             1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                             ----------------------------------------------------------------------------


Midstream Net Income ($ Millions)                12      12      11      20     55     31                             31
=========================================================================================================================

U.S. Equity Affiliate ($ Millions)*               5       7       6       5     23     13                             13
-------------------------------------------------------------------------------------------------------------------------

Natural Gas Liquids Extracted (MB/D)
Consolidated
  United States                                   -       -      19      56     19     51                             51
  International                                   -       -      15      45     15     47                             47
Equity Affiliates
  United States*                                118     119     120     119    119    114                            114
  International                                   -       -       3      10      3     10                             10
-------------------------------------------------------------------------------------------------------------------------
Total                                           118     119     157     230    156    222                            222
=========================================================================================================================
 * Represents 30.3 percent interest in Duke Energy Field Services, LLC (DEFS).

Natural Gas Liquids Fractionated (MB/D)
United States                                   107     104     139     179    133    168                            168
-------------------------------------------------------------------------------------------------------------------------

Product Prices
Weighted Average NGL ($/bbl)*
  Consolidated                                    -       -   18.57   19.24  19.07  25.59                          25.59
  DEFS                                        12.83   15.59   16.32   18.95  15.92  24.53                          24.53
-------------------------------------------------------------------------------------------------------------------------
* Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

Depreciation, Depletion &
  Amortization ($ Millions)                       1       -       5      13     19     14                             14
-------------------------------------------------------------------------------------------------------------------------



                                                CHEMICALS

                                                               2002                                  2003
                                             ----------------------------------------------------------------------------
                                             1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                             ----------------------------------------------------------------------------

Chemicals Net Income (Loss) ($ Millions)        (11)      7       3     (13)   (14)   (23)                           (23)
=========================================================================================================================


Ethylene
  Net Production (MM Lbs.)                      805     786     831     795  3,217    731                            731
-------------------------------------------------------------------------------------------------------------------------
  Cash Margin Index (3Q'00 = 100)                45      55      80      45     56      7                              7
-------------------------------------------------------------------------------------------------------------------------


Polyethylene
  Net Production (MM Lbs.)                      525     508     492     479  2,004    475                            475
-------------------------------------------------------------------------------------------------------------------------
  Feedstock Margin Index (3Q'00 = 100)           88      74     127     113     99     86                             86
-------------------------------------------------------------------------------------------------------------------------


Styrene
  Net Production (MM Lbs.)                      203     248     194     242    887    274                            274
-------------------------------------------------------------------------------------------------------------------------
  Feedstock Margin Index (3Q'00 = 100)           62      77      87      73     74     70                             70
-------------------------------------------------------------------------------------------------------------------------


Normal Alpha Olefins
  Net Production (MM Lbs.)                      158     147     139     148    592    146                            146
-------------------------------------------------------------------------------------------------------------------------
  Feedstock Margin Index (3Q'00 = 100)          156     124     145     132    139     99                             99
-------------------------------------------------------------------------------------------------------------------------
Statistical information represents 50 percent interest in Chevron Phillips Chemical Company LLC (CPChem).


                                                                                                            Page 11 of 14


                                       EMERGING BUSINESSES

                                                               2002                                  2003
                                             ----------------------------------------------------------------------------
                                             1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                             ----------------------------------------------------------------------------
Emerging Businesses
  Net Income (Loss) ($ Millions)*                (5)     (3)   (262)    (40)  (310)   (34)                           (34)
=========================================================================================================================

Detail of Net Income (Loss) ($ Millions)
Carbon Fibers                                     -       -      (4)    (11)   (15)    (6)                            (6)
Fuels Technology                                 (5)     (3)     (4)     (4)   (16)    (5)                            (5)
Gas-to-Liquids*                                   -       -    (253)    (20)  (273)   (20)                           (20)
Power                                             -       -      (1)     (2)    (3)     1                              1
Other                                             -       -       -      (3)    (3)    (4)                            (4)
-------------------------------------------------------------------------------------------------------------------------
Total                                            (5)     (3)   (262)    (40)  (310)   (34)                           (34)
=========================================================================================================================
* Third quarter 2002 results include a $246 million write down of acquired in-process R&D.



                                        CORPORATE AND OTHER

                                                               2002                                  2003
                                             ----------------------------------------------------------------------------
                                             1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                             ----------------------------------------------------------------------------
Corporate and Other
  Net Income (Loss) ($ Millions)               (153)    (72)   (385) (1,308)(1,918)  (190)                          (190)
=========================================================================================================================


Detail of Net Income (Loss) ($ Millions)
Net Interest Expense                            (78)    (91)    (83)   (160)  (412)  (167)                          (167)
Corporate Overhead                              (47)    (27)    (32)    (67)  (173)   (35)                           (35)
Discontinued operations
  Impairments and loss accruals                   -       -     (69) (1,008)(1,077)   (25)                           (25)
  Operating results                              (4)     39      27      22     84     47                             47
Merger-related costs                             (2)     (1)   (221)    (83)  (307)   (27)                           (27)
Other                                           (22)      8      (7)    (12)   (33)    17                             17
-------------------------------------------------------------------------------------------------------------------------
Total                                          (153)    (72)   (385) (1,308)(1,918)  (190)                          (190)
=========================================================================================================================

Before-Tax Net Interest Expense ($ Millions)
Interest Expense                               (158)   (157)   (193)   (291)  (799)  (283)                          (283)
Capitalized Interest                             51      51      59      72    233     74                             74
Interest Revenue                                  4       2      13      21     40      3                              3
Premium on early debt retirement                  -     (21)      -      (3)   (24)   (12)                           (12)
-------------------------------------------------------------------------------------------------------------------------
                                               (103)   (125)   (121)   (201)  (550)  (218)                          (218)
=========================================================================================================================

Debt
Total Debt ($ Millions)                       8,902   9,635  20,453  19,766 19,766 18,240                         18,240
Debt-to-Capital Ratio                          37.6%   39.4%   39.8%   39.3%  39.3%  36.4%                          36.4%
-------------------------------------------------------------------------------------------------------------------------


                                                                                                            Page 12 of 14


                                   SELECTED PRO FORMA STATISTICS (E&P)

                                                               2002                                  2003
                                             ----------------------------------------------------------------------------
                                             1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                             ----------------------------------------------------------------------------
E&P
E&P Production
Total Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)              1,676   1,619   1,546   1,623  1,616  1,622                          1,622
-------------------------------------------------------------------------------------------------------------------------

Crude Oil and Condensate (MB/D)
  Consolidated
    U.S.                                        424     406     370     381    395    397                            397
    Norway                                      200     208     219     233    215    226                            226
    United Kingdom                               81      78      63      86     77     87                             87
    Canada                                       46      45      42      37     42     33                             33
    Indonesia                                    26      23      22      13     21     21                             21
    Nigeria                                      40      34      35      38     37     38                             38
    China                                        13      11      12      11     12     23                             23
    Other                                        52      50      48      55     51     55                             55
  Equity affiliates                              91      84     104      87     92     55                             55
-------------------------------------------------------------------------------------------------------------------------
    Total                                       973     939     915     941    942    935                            935
=========================================================================================================================

Natural Gas Liquids (MB/D)
  U.S.                                           48      46      42      45     45     44                             44
  International                                  24      22      24      25     24     23                             23
-------------------------------------------------------------------------------------------------------------------------
    Total                                        72      68      66      70     69     67                             67
=========================================================================================================================

Natural Gas (MMCF/D)
  Consolidated
    U.S.                                      1,635   1,566   1,578   1,548  1,581  1,527                          1,527
    Norway                                      291     290     252     232    266    305                            305
    United Kingdom                              869     856     603     975    826  1,002                          1,002
    Canada                                      548     565     512     442    517    436                            436
    Indonesia                                   179     169     189     220    189    224                            224
    Nigeria                                      37      40      43      51     43     50                             50
    Other                                        83      55      62      61     65     61                             61
  Equity affiliates                              12      13      13      13     13     12                             12
-------------------------------------------------------------------------------------------------------------------------
    Total                                     3,654   3,554   3,252   3,542  3,500  3,617                          3,617
=========================================================================================================================

Canadian Syncrude (MB/D)                         22      20      23      22     22     17                             17
-------------------------------------------------------------------------------------------------------------------------

E&P Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated
    U.S.                                      18.66   24.33   25.85   26.36  23.69  31.47                          31.47
    Norway                                    20.77   24.42   26.78   26.35  24.61  32.72                          32.72
    United Kingdom                            19.78   23.69   26.15   25.98  23.99  30.11                          30.11
    Canada                                    19.39   21.79   24.96   21.26  21.82  28.40                          28.40
    Indonesia                                 19.38   24.46   24.21   30.59  23.51  29.35                          29.35
    Nigeria                                   21.33   25.16   27.40   26.97  25.12  31.80                          31.80
    China                                     19.57   25.27   26.31   29.64  25.03  28.87                          28.87
    Other                                     19.39   24.66   25.55   25.18  23.58  29.10                          29.10
  Equity affiliates                           13.40   18.26   19.06   17.50  17.14  20.97                          20.97
  Total                                       18.93   23.71   25.24   25.31  23.26  30.72                          30.72
-------------------------------------------------------------------------------------------------------------------------

Natural Gas Liquids ($/bbl)
  U.S.                                        12.92   17.05   16.78   19.27  16.44  25.13                          25.13
  International                                9.86   15.62   18.56   19.39  15.95  24.22                          24.22
  Total                                       11.67   16.49   17.57   19.32  16.24  24.73                          24.73
-------------------------------------------------------------------------------------------------------------------------

Natural Gas ($/mcf)
  Consolidated
    U.S.                                       2.26    2.80    2.71    3.38   2.78   5.34                           5.34
    Norway                                     3.20    2.99    3.26    3.33   3.19   3.66                           3.66
    United Kingdom                             3.43    2.37    1.95    3.20   2.81   3.55                           3.55
    Canada                                     1.74    2.50    2.13    3.37   2.40   5.42                           5.42
    Indonesia                                  3.16    4.13    4.13    4.11   3.89   4.66                           4.66
    Nigeria                                    0.48    0.41    0.50    0.51   0.48   0.54                           0.54
    Other                                      0.38    0.38    0.34    0.40   0.38   0.43                           0.43
  Equity affiliates                            2.17    2.60    1.78    3.00   2.39   4.82                           4.82
  Total                                        2.53    2.66    2.52    3.27   2.75   4.49                           4.49
-------------------------------------------------------------------------------------------------------------------------
Note:  Pro forma information derived by summing the historical Phillips and Conoco data for the period indicated.

                                                                                                            Page 13 of 14
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

                 SELECTED PRO FORMA STATISTICS (Midstream and R&M)

                                                               2002                                  2003
                                             ----------------------------------------------------------------------------
                                             1st Qtr 2nd Qtr 3rd Qtr 4th Qtr   YTD 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD
                                             ----------------------------------------------------------------------------
Midstream
Natural Gas Liquids Extracted (MB/D)
Consolidated
  United States                                  49      52      50      56     52     51                             51
  International                                  42      42      46      45     44     47                             47
Equity Affiliates
  United States*                                118     119     120     119    119    114                            114
  International                                   9       9       9      10      9     10                             10
-------------------------------------------------------------------------------------------------------------------------
Total                                           218     222     225     230    224    222                            222
=========================================================================================================================
 * Represents 30.3 percent interest in Duke Energy Field Services, LLC (DEFS).

Natural Gas Liquids Fractionated (MB/D)
United States                                   166     159     177     179    170    168                            168
-------------------------------------------------------------------------------------------------------------------------

Product Prices
Weighted Average NGL ($/bbl)*
  Consolidated                                13.23   15.99   16.69   19.24  16.31  25.59                          25.59
  DEFS                                        12.83   15.59   16.32   18.95  15.92  24.53                          24.53
-------------------------------------------------------------------------------------------------------------------------
* Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

R&M
Charge Barrels Input (MB/D)
Eastern U.S.
Crude Oil                                       348     404     338     399    372    415                            415
Other Feed and Blending Stocks                   53      47      16      61     44     51                             51
-------------------------------------------------------------------------------------------------------------------------
  Total                                         401     451     354     460    416    466                            466
=========================================================================================================================
Percentage Utilization                           81%     94%     79%     93%    87%    97%                            97%
-------------------------------------------------------------------------------------------------------------------------

U.S. Gulf Coast
Crude Oil                                       648     669     675     652    661    668                            668
Other Feed and Blending Stocks                  116      96      90     101    101    103                            103
-------------------------------------------------------------------------------------------------------------------------
  Total                                         764     765     765     753    762    771                            771
=========================================================================================================================
Percentage Utilization                           91%     94%     94%     91%    93%    93%                            93%
-------------------------------------------------------------------------------------------------------------------------

Central U.S.
Crude Oil                                       568     664     624     633    622    631                            631
Other Feed and Blending Stocks                   25      23      22      46     29     32                             32
-------------------------------------------------------------------------------------------------------------------------
  Total                                         593     687     646     679    651    663                            663
=========================================================================================================================
Percentage Utilization                           85%     96%     91%     92%    91%    92%                            92%
-------------------------------------------------------------------------------------------------------------------------

Western U.S.
Crude Oil                                       306     320     330     320    319    294                            294
Other Feed and Blending Stocks                   (3)     16      13      16     11      9                              9
-------------------------------------------------------------------------------------------------------------------------
  Total                                         303     336     343     336    330    303                            303
=========================================================================================================================
Percentage Utilization                           92%     96%     99%     96%    96%    88%                            88%
-------------------------------------------------------------------------------------------------------------------------

Total U.S.
Crude Oil                                     1,870   2,057   1,967   2,004  1,975  2,008                          2,008
Other Feed and Blending Stocks                  191     182     141     224    184    195                            195
-------------------------------------------------------------------------------------------------------------------------
  Total                                       2,061   2,239   2,108   2,228  2,159  2,203                          2,203
=========================================================================================================================
Percentage Utilization                           87%     95%     91%     93%    92%    93%                            93%
-------------------------------------------------------------------------------------------------------------------------

United Kingdom and Ireland
Crude Oil                                       279     260     273     177    247    262                            262
Other Feed and Blending Stocks                   18      27      43      30     30     39                             39
-------------------------------------------------------------------------------------------------------------------------
  Total                                         297     287     316     207    277    301                            301
=========================================================================================================================
Percentage Utilization                           92%     86%     90%     58%    81%    86%                            86%
-------------------------------------------------------------------------------------------------------------------------

Equity Affiliates -- Net Share -- International*
Crude Oil                                       119     127     127     130    126    134                            134
Other Feed and Blending Stocks                    4       6       4       3      4      2                              2
-------------------------------------------------------------------------------------------------------------------------
  Total                                         123     133     131     133    130    136                            136
=========================================================================================================================
Percentage Utilization                           88%     93%     93%     94%    92%    98%                            98%
-------------------------------------------------------------------------------------------------------------------------
* Represents 18.75 percent interest in a refinery complex at Karlsruhe,
Germany; 16.33 percent interest in two refineries in Kralupy and Litvinov, Czech
Republic; and 47 percent interest in a refinery at Melaka, Malaysia.

Worldwide -- Including Net Share of Equity Affiliates
Crude Oil                                     2,268   2,444   2,367   2,311  2,348  2,404                          2,404
Other Feed and Blending Stocks                  213     215     188     257    218    236                            236
-------------------------------------------------------------------------------------------------------------------------
  Total                                       2,481   2,659   2,555   2,568  2,566  2,640                          2,640
=========================================================================================================================
Percentage Utilization                           88%     94%     91%     89%    90%    92%                            92%
-------------------------------------------------------------------------------------------------------------------------

U.S. Petroleum Products Sales (MB/D)
Gasoline                                      1,375   1,461   1,417   1,478  1,433  1,331                          1,331
Distillates                                     653     650     602     692    649    600                            600
Aviation Fuel                                   231     259     268     172    232    164                            164
Other                                           524     479     456     403    465    500                            500
-------------------------------------------------------------------------------------------------------------------------
  Total                                       2,783   2,849   2,743   2,745  2,780  2,595                          2,595
=========================================================================================================================
Note:  Pro forma information derived by summing the historical Phillips and Conoco data for the period indicated.

                                                                                                            Page 14 of 14
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